UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2011

World Health Energy Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-29462	59-276023
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

777 S Flagler Dr., Suite 800
West Palm Beach FL	33401
(Address of Principal Executive Office)	(Zip Code)

(212) 444-1019
 (Issuer's Telephone Number)

_____________________________________________
(Former name or former address, if changes since last report)

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 5—Corporate Governance Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangement of Certain Officers.

On August 23, 2011Jeremy Werblowsky tendered his resignation as the Company’s chief financial officer.

There were no disagreements between Mr. Werblowsky and the Company regarding its operations or procedures.  A copy of this Form 8-k has been provided to Mr. Werblowsky.

Section 9- Financial Statements and Exhibits

Exhibit 17:   Resignation notice from Mr. Werblowsky

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Health Energy Holdings, Inc.

Date: September 8, 2011	By:	/s/ David Lieberman
Name: David Lieberman, president